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                        DAIMLER-BENZ VEHICLE TRUST 1994-A
                            MONTHLY SERVICING REPORT
                   SERVICER: MERCEDES-BENZ CREDIT CORPORATION
                             TRUSTEE: CITIBANK, N.A.

COLLECTION PERIOD: SEPTEMBER 1996
DISTRIBUTION DATE: 10/15/96

STATEMENT FOR CLASS A AND CLASS B CERTIFICATEHOLDERS PURSUANT TO
SECTION 4.9 OF THE POOLING AND SERVICING AGREEMENT

                                                                                                              Per $1,000 of Original
                                                                                                                   Class A/Class B
                                                                                                                  Certificate Amount
                                                                                                                  ------------------
   (i)    Principal Distribution
              Class A Amount                                                              $  10,852,420.45        $        17.9063
              Class B Amount                                                              $   1,298,313.61        $        19.2798

  (ii)    Interest Distribution
              Class A Amount                                                              $     608,446.85        $         1.0039
              Class B Amount                                                              $      67,605.21        $         1.0039

 (iii)    Amount of Distribution allocable to the Yield Supplement Amount                 $       1,702.20
              Class A Amount                                                              $       1,531.98
              Class B Amount                                                              $         170.22
          Amount of Distribution allocable to the (Excess) Shortfall Amount               ($      1,860.27)
              Class A Percentage                                                          ($      1,674.24)
              Class B Percentage                                                          ($        186.03)

  (iv)    Monthly Servicing Fee                                                           $     113,622.19        $         0.1687
              Monthly Supplemental Servicing Fee                                          $           0.00        $         0.0000
              Class A Percentage of the Servicing Fee                                     $     102,259.97        $         0.1687
              Class A Percentage of the Supplemental Servicing Fee                        $           0.00        $         0.0000
              Class B Percentage of the Servicing Fee                                     $      11,362.22        $         0.1687
              Class B Percentage of the Supplemental Servicing Fee                        $           0.00

   (v)    Class A Principal Balance (end of Collection Period)                            $ 111,859,549.51
          Class A Pool Factor (end of Collection Period)                                         18.456633%
          Class B Principal Balance (end of Collection Period)                            $  12,428,838.84
          Class B Pool Factor (end of Collection Period)                                         18.456633%

  (vi)    Pool Balance (end of Collection Period)                                         $ 124,288,388.35

 (vii)    Class A Interest Carryover Shortfall                                            $           0.00        $         0.0000
          Class A Principal Carryover Shortfall                                           $           0.00        $         0.0000
          Class B Interest Carryover Shortfall                                            $           0.00        $         0.0000
          Class B Principal Carryover Shortfall                                           $      92,489.12        $         1.3734

(viii)    Amount Otherwise Distributable to the Seller that is Distributed to Either
          the Class A or Class B Certificateholders                                       $           0.00

  (ix)    Balance of the Reserve Fund Property (end of Collection Period)
              Class A Amount                                                              $  20,202,230.76
              Class B Amount                                                              $           0.00

   (x)    Aggregate Purchase Amount of Receivables repurchased by
          the Seller or the Servicer                                                      $           0.00

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